UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 5, 2018

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 5, 2018, Tenet Healthcare Corporation (the “Company”) and Computershare Trust Company, N.A. (“Computershare”), entered into Amendment No. 1 (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of August 31, 2017, by and between the Company and Computershare, as Rights Agent.

The Rights Agreement Amendment accelerates the expiration of the Company’s preferred share purchase rights (the “Rights”) from the Close of Business (as such term is defined in the Rights Agreement) on the date on which the Company’s 2018 annual meeting of stockholders is concluded (or, if later, the date on which the votes of the stockholders of the Company with respect to such meeting are certified) to the Close of Business on March 5, 2018, and the Rights Agreement will terminate at such time. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Rights Agreement Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement

The information set form under Item 1.01 and 5.03 is incorporated herein by reference.

Item 3.03. Material Modifications to Rights of Security Holders

The information set form under Item 1.01 is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Bylaws

On March 5, 2018, the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”) were amended to include the following revisions:

•	reduced the threshold to request a special meeting of stockholders to 25% of outstanding shares;

•	shortened the time periods in which the Company is not required to call a requested special meeting of stockholders; and

•	eliminated the Executive Committee.

The sections of the Bylaws amended include Section 2.3 (“Special Meetings”), Section 4.6 (“Chief Executive Officer”), Section 4.12 (“Secretary and Assistant Secretaries”) and Section 5.1 (“Standing Committees”). Prior to these amendments, the Bylaws provided that a special meeting of the stockholders could be called by either (a) the Chairman of the Board, the Company’s Chief Executive Officer or the Board or (b) one or more stockholders that having Net Long Beneficial Ownership (as defined in the Bylaws) representing a majority of all outstanding shares of common stock of the Company. The amendments permit one or more stockholders that have a Net Long Beneficial Ownership representing at least twenty-five percent of all outstanding shares of common stock of the Company to require the Company to call a special meeting, provided the stockholder(s) satisfy the procedural requirements set forth in the Bylaws. The amendments also include changes to the circumstances under which the Company can decline to hold a requested special meeting. Among other things, the Company can decline to call a special meeting when it receives a stockholder request (a) 90 days (formerly 120 days) prior to the first anniversary of the prior annual meeting or (b) for a similar item that was presented at any meeting of stockholders held within 30 days (formerly 120 days) prior to receipt of such request.

The amendments eliminate the Executive Committee in its entirety, which formerly was authorized to exercise certain of the powers of the Board in the management of the business and affairs of the Corporation.

Capitalized terms used and not defined in the foregoing description have the meanings ascribed to them in the Bylaws. The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.2 hereto in marked form showing the amendments described above, and as Exhibit 3.3 hereto in unmarked form, and are incorporated herein by reference.

Amendments to Articles of Incorporation

In connection with the adoption of the Rights Agreement on August 31, 2017, the Company filed a Certificate of Designation of Series R Preferred Stock with the Secretary of State of the State of Nevada setting forth the rights, powers and preferences of the Preferred Shares (as such term is defined in the Rights Agreement) issuable upon exercise of the Rights. Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company filed a Certificate of Withdrawal of Certificate of Designation (the “Certificate of Withdrawal”) with the Secretary of State of the State of Nevada eliminating the Preferred Shares (as such term is defined in the Rights Agreement) and returning them to authorized but undesignated shares of the Company’s preferred shares.

The foregoing is a summary of the terms of the Certificate of Withdrawal. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Withdrawal, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On March 5, 2018, the Company issued a press release announcing the amendments to the Bylaws and the Rights Agreement Amendment. A copy of the press release is furnished herein as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

The Company intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) with respect to the Company’s 2018 Annual Meeting of Shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT, THE ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH

THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The Company’s shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website at www.sec.gov. Copies will also be available free of charge at the Company’s website at www.tenethealth.com.

Certain Information Regarding Participants

The Company, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Company’s 2018 Annual Meeting of Shareholders. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on March 24, 2017 with respect to the Company’s 2017 Annual Meeting of Shareholders and, with respect to directors and executive officers appointed following such date, in certain of the Company’s Current Reports on Form 8-K filed with the SEC subsequent to the date of such proxy statement. To the extent holdings of the Company’s securities by such directors or executive officers have changed since the amounts printed in the proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Company’s 2018 Annual Meeting of Shareholders.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
3.1	Certificate of Withdrawal of Certificate of Designation of Series R Preferred Stock of Tenet Healthcare Corporation, dated March 5, 2018
3.2	Amended and Restated Bylaws of Tenet Healthcare Corporation, effective March 5, 2018, marked for amendments
3.3	Amended and Restated Bylaws of Tenet Healthcare Corporation, effective March 5, 2018
4.1	Amendment No. 1, dated March 5, 2018, to Rights Agreement, dated as of August 31, 2017, between Tenet Healthcare Corporation and Computershare Trust Company, N.A.
99.1	Press Release, issued March 5, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
Date: March 5, 2018

	By:	/s/ PAUL A. CASTANON
		Name:	Paul A. Castanon
		Title:	Vice President, Deputy General Counsel and Corporate Secretary